UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024 (March 12, 2024)

HAYNES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33288	06-1185400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1020 West Park Avenue
Kokomo, Indiana 46904-9013
(Address of principal executive offices)

(765) 456-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HAYN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on February 4, 2024, Haynes International, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with North American Stainless, Inc., a Delaware corporation (“Parent”), Warhol Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and solely for purposes specified therein, Acerinox S.A., a Spanish sociedad anonima (“Guarantor”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

On March 12, 2024, to promote retention and incentivize efforts both to consummate the Merger and allow for a smooth transition following the consummation of the Merger, the Company, following approval from the Compensation Committee of its Board of Directors, granted retention bonuses to certain of the Company’s named executive officers (“NEOs”) and other key employees, in each case, pursuant to a retention bonus letter agreement (each, a “Retention Bonus Letter”).

Each Retention Bonus Letter provides for a cash payment (each, a “Retention Bonus”) payable (i) 50% on the consummation of the Merger (the “Closing”) and (ii) 50% on the date that is six months following the Closing. Notwithstanding the foregoing, upon a qualifying termination of employment prior to the payment of any portion of the Retention Bonus (x) by the Company without Cause (as defined in the Retention Bonus Letter) or (y) by the Retention Bonus recipient for Good Reason (as defined in the Retention Bonus Letter), any unpaid portion of the Retention Bonus will vest in full and become payable within 14 days following such termination of employment.

Certain of our NEOs have been granted Retention Bonuses in the amounts set forth in the following table.

Name	Retention Bonus ($)
Daniel W. Maudlin	$260,000
Marlin C. Losch III	$250,000
David L. Strobel	$220,000
Scott R. Pinkham	$175,000

The foregoing description of the Retention Bonuses does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Retention Bonus Letter, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact, including statements regarding market and industry prospects and future results of operations or financial position, made in this Current Report on Form 8-K are forward-looking. In many cases, you can identify forward-looking statements by terminology, such as “may”, “should”, “expects”, “intends”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of such terms and other comparable terminology. Statements in this communication that are forward looking may include, but are not limited to, statements regarding the benefits of the proposed acquisition of the Company by Parent and the associated integration plans, expected synergies and capital expenditure commitments, anticipated future operating performance and results of the Company, the expected management and governance of the Company following the acquisition and expected timing of the closing of the proposed acquisition and other transactions contemplated by the Merger Agreement.

There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are difficult to predict and are generally outside the Company’s control, that could cause actual performance or results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. Such risks and uncertainties include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the right of the Company or Parent or both of them to terminate the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the failure to obtain applicable regulatory or the Company stockholder approval in a timely manner or otherwise; the risk that the acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; the risk that there may be unexpected costs, charges or expenses resulting from the proposed acquisition; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the proposed transaction; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with each of their respective business partners, suppliers and customers and on their respective operating results and businesses generally; the risk of litigation that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers and/or regulatory actions related to the proposed acquisition, including the effects of any outcomes related thereto; risks related to unpredictable and severe or catastrophic events, including but not limited to acts of terrorism, war or hostilities, cyber attacks, or the impact of the COVID-19 pandemic or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on the Company’s business, financial condition and results of operations, as well as the response thereto by each company’s management; and other business effects, including the effects of industry, market, economic, political or regulatory conditions.

Also, the Company’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in the Company’s filings with the SEC, including those set forth in the Risk Factors section and under any “Forward-Looking Statements” or similar heading in the Company’s most recently filed Annual Report on Form 10-K filed November 16, 2023, the Company’s Preliminary Proxy Statement filed March 5, 2024 and the Company’s Current Reports on Form 8-K.

The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate. As a result, the forward-looking statements based upon those assumptions also could be incorrect. Except to the extent required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements speak only as of the date hereof.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving the Company and Parent. A meeting of the stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the proposed transaction. The Company filed its Preliminary Proxy Statement with the SEC on March 5, 2024 (available here) in connection with the solicitation of proxies for the special meeting of Haynes’ stockholders (the “Preliminary Proxy Statement”) and intends to file further relevant materials with the SEC, including a definitive proxy statement relating to the proposed transaction. The definitive proxy statement will be mailed to the Company’s stockholders. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY DECISION, COMPANY STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the definitive proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.haynesintl.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be “participants” (as defined under Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s (i) directors is set forth in the section entitled “Business Experience of Nominated Directors” starting on page 10 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on January 9, 2024 and the Annual Report on Form ARS filed with the SEC on January 9, 2024 (and available here and here), and (ii) executive officers is set forth in the section entitled “Information about our Executive Officers” on page 19 of the Company’s Annual Report on Form 10-K filed with the SEC on November 16, 2023 (and available here). Information about the compensation of the Company’s non-employee directors is set forth in the section entitled “Director Compensation Program” starting on page 18 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on January 9, 2024 and the Annual Report on Form ARS filed with the SEC on January 9, 2024 (and available here and here). Information about the compensation of the Company’s named executive officers is set forth in the section entitled “Executive Compensation” starting on page 25 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on January 9, 2024 and the Annual Report on Form ARS filed with the SEC on January 9, 2024 (and available here and here). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933) are disclosed in the section entitled “Conflict of Interest and Related Person Transactions” starting on page 16 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on January 9, 2024 and the Annual Report on Form ARS filed with the SEC on January 9, 2024 (and available here and here). As of March 1, 2024, each of the “participants”, other than Michael Shor, “beneficially owned” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) less than 1% of the Company’s common stock. As of March 1, 2024, Mr. Shor beneficially owned 2.2% of the Company’s common stock. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Form of Retention Bonus Letter

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYNES INTERNATIONAL, INC.

Date: March 14, 2024	By:	/s/ Michael L. Shor
		Name:	Michael L. Shor
		Title:	President and Chief Executive Officer